                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      The Securities Exchange Act of 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential for Use of the Commission Only (as permitted by
                 Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section 240.14a-11(c) or
                 Section 240.14a-12

                    21ST CENTURY INSURANCE GROUP
------------------------------------------------------------
      (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           1)   Title of each class of securities to which transaction
                applies:
                -----------------------------------------------------------
           2)   Aggregate number of securities to which transaction
                applies:
                -----------------------------------------------------------
           3)   Per unit price or other underlying value of transaction
                computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                -----------------------------------------------------------
           4)   Proposed maximum aggregate value of transaction:
                -----------------------------------------------------------
           5)   Total fee paid:
                -----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)   Amount Previously Paid:
                -----------------------------------------------------------
           2)   Form, Schedule or Registration Statement Number:
                -----------------------------------------------------------
           3)   Filing Party:
                -----------------------------------------------------------
           4)   Date Filed:
                -----------------------------------------------------------

                                          NOTICE OF 2000
                                  ANNUAL MEETING OF SHAREHOLDERS
                                       AND PROXY STATEMENT

LOGO

21ST CENTURY INSURANCE GROUP
WOODLAND HILLS, CALIFORNIA 91367

DEAR SHAREHOLDER,

    YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS OF 21ST CENTURY INSURANCE GROUP ON TUESDAY, MAY 23, 2000 AT 10:00 A.M., AT THE MARRIOTT HOTEL, 21850 OXNARD STREET, WOODLAND HILLS, CALIFORNIA.

    DETAILS OF THE BUSINESS TO BE CONDUCTED AT THE ANNUAL MEETING ARE GIVEN IN THE ATTACHED NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

    WHETHER OR NOT YOU PLAN TO ATTEND, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. I THEREFORE URGE YOU TO SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE OR TO USE ONE OF THE OTHER AVAILABLE METHODS (BY TELEPHONE OR THE INTERNET) SO THAT YOUR SHARES CAN BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. YOU MAY ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, IF YOU SO DECIDE.

    TICKETS FOR THE MEETING ARE NOT REQUIRED, THOUGH WE ASK THAT ATTENDEES SIGN THE ATTENDANCE REGISTER PRIOR TO THE COMMENCEMENT OF THE MEETING.

    ON BEHALF OF THE BOARD OF DIRECTORS, I WOULD LIKE TO EXPRESS OUR APPRECIATION FOR YOUR CONTINUED INTEREST IN THE AFFAIRS OF THE COMPANY.

SINCERELY,

/s/ Robert M. Sandler

ROBERT M. SANDLER
CHAIRMAN OF THE BOARD

                   YOUR VOTE IS IMPORTANT
 We encourage you to sign and return your proxy card or use the telephone or the Internet for voting your shares prior to the meeting.

                                     [LOGO]

                          21ST CENTURY INSURANCE GROUP
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 23, 2000

    The Annual Meeting of Shareholders of 21st Century Insurance Group ("21st Century" or "Company") will be held at the Marriott Hotel, 21850 Oxnard Street, Woodland Hills, California 91367 on May 23, 2000 at 10:00 a.m. for the following purposes:

    1.  To elect nine directors.

    2. To ratify the appointment of Ernst & Young LLP as independent auditors for 2000.

    3. To act upon a shareholder proposal requesting 21st Century Insurance Group to retain an investment banking firm.

    4. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on April 7, 2000 as the record date for the determination of those shareholders entitled to notice of, and to vote at the meeting.

By Order of the Board of Directors,

         MICHAEL J. CASSANEGO
              Secretary

                                          Woodland Hills, California
                                          DATED: April 20, 2000

                                   IMPORTANT

    Whether or not you expect to attend in person, we urge you to sign, date and return the enclosed Proxy, by mail, telephone or the Internet at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SUBMITTING THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. You can also vote your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

                                      LOGO

                          21ST CENTURY INSURANCE GROUP
                             6301 OWENSMOUTH AVENUE
                        WOODLAND HILLS, CALIFORNIA 91367

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 23, 2000

                              GENERAL INFORMATION

    This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are solicited by the Board of Directors of 21st Century Insurance Group for use at the Annual Meeting of Shareholders to be held on Tuesday, May 23, 2000 at 10:00 a.m., at the Marriott Hotel, 21850 Oxnard Street, Woodland Hills, California 91367. These proxy materials are proposed to be sent on or about April 20, 2000 to all shareholders of the Company's common stock of record as of April 7, 2000. The Company's principal executive office is located at 6301 Owensmouth Avenue, Woodland Hills, California 91367.

    All proxies, properly executed and returned, will be voted at the annual meeting as directed by the shareholder. Any shareholder may revoke a proxy by giving written notice to the Company, by submitting a duly executed proxy bearing a later date, or by voting in person at the meeting. If no directions are indicated, the shares represented by the signed proxy will be voted FOR the election of the nominees, FOR the appointment of Ernst & Young LLP as the independent auditors for 2000, and AGAINST the shareholder proposal requesting the Company to retain an investment banking firm. The cost of the solicitation of these proxies is to be borne by the Company.

    Only shareholders of the Company's common stock at the close of business on April 7, 2000 will be entitled to notice of and to vote at the meeting. As of that date, 85,326,290 shares of common stock without par value of 21st Century Insurance Group were outstanding. A quorum represented by a majority of the outstanding shares of common stock, present in person or by proxy, is necessary to conduct the meeting. In the election of directors, nominees receiving the highest number of affirmative votes cast, up to the number of the directors to be elected, are elected. Each share is entitled to one vote on all matters except for the election of directors. In electing directors, each shareholder is entitled to that number of votes which is equal to the number of shares held multiplied by the number of directors to be elected. If notice of intention to cumulate votes is given by any shareholder, all shareholders may cumulate their votes and give one nominee all of those votes, or they may distribute the votes among as many nominees as the shareholder deems fit.

    If there are nominees other than those designated by the Board of Directors, the proxyholders have discretionary authority to cumulate votes, which they will do through instructions from the Board, with the objective of electing as many of the nominees of the Board of Directors as possible. The effect of the decision of the proxyholders to exercise their discretionary authority to cumulate votes will be to make it more difficult for nominees, other than those designated by the Board of Directors, to be elected.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

    The Board of Directors recommends the election of the nine nominees named in this Proxy Statement to hold office until the next annual meeting or their
successors are elected and qualified.   It is intended that the accompanying
proxy will be voted in favor of the following persons, all of whom are members of the present Board, to serve as directors unless the shareholder indicates to the contrary on the proxy. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy. The proxy may not be voted for more than nine nominees.

                        NOMINEES FOR BOARD OF DIRECTORS

ROBERT M. SANDLER      Director since 1994                                           Age 57

                       Chairman of the Board of the Company. Executive Vice
                       President, Senior Casualty Actuary and Senior Claims Officer
                       of American International Group, Inc. ("AIG") located in New
                       York, NY.

JOHN B. DE NAULT, III  Director since 1988                                           Age 52

                       Chairman of the Board of Omnithruster, Inc. in Orange, CA
                       and private investor with offices in Los Angeles, CA. He
                       currently serves as a director of Liberty Bank. He is the
                       son of John B. De Nault, former chairman and director of the
                       Company.

WILLIAM N. DOOLEY      Director since 1998                                           Age 47

                       Senior Vice President--Financial Services of AIG located in
                       New York, NY. He also serves as a director of International
                       Lease Finance Corporation, a wholly-owned subsidiary of AIG.

R. SCOTT FOSTER, M.D.  Director since 1986                                           Age 59

                       Ophthalmologist in Stockton, CA and Clinical Professor at
                       Stanford University. He is the son of the late Louis W.
                       Foster, Founder of the Company.

ROXANI M. GILLESPIE    Director since 1998                                           Age 58

                       Partner in the law firm of Barger & Wolen located in San
                       Francisco, CA since 1997. Previously, Ms. Gillespie was a
                       member of the law firm of Buchalter, Nemer, Fields & Younger for 7 years. She was the California Insurance Commissioner from 1986 to 1991.

BRUCE W. MARLOW        Director since 2000                                           Age 51

                       Vice Chairman of the Board, Chief Executive Officer and
                       President of the Company. Prior to joining the Company in
                       February 2000, Mr. Marlow was employed by Allstate
                       Corporation, since 1999, as Senior Vice President and
                       President of its Independent Agency Markets subsidiary.
                       Previously, he served Progressive Corporation from 1978-96, holding various positions including Chief Operating Officer.
                       His voluntary resignation from Progressive included an
                       agreement with an anti-competition clause whereby he agreed to pursue for three years opportunities outside of the auto insurance business.

JAMES P. MISCOLL       Director since 1998                                           Age 65

                       Retired as Vice Chairman of Bank of America in 1992.
                       Mr. Miscoll currently serves as a consultant to AIG and as director of MK Gold Company and US Foodservice, Inc.

GREGORY M. SHEPARD     Director since 1995                                           Age 44

                       Chairman of the Board of Directors and President of American
                       Union Financial Corporation and its subsidiaries, Direct
                       Auto Insurance Company, American Union Life Insurance
                       Company, Illinois HealthCare Insurance Company and Direct
                       Auto Indemnity Company, all of Bloomington, IL.

HOWARD I. SMITH        Director since 1994                                           Age 55

                       Executive Vice President, Chief Financial Officer and
                       Comptroller of AIG located in New York, NY. Mr. Smith
                       currently serves as a director of The Knoll-O'Gara Company;
                       Transatlantic Holdings, Inc., a majority-owned subsidiary of
                       AIG; and International Lease Finance Corporation, a
                       wholly-owned subsidiary of AIG.

                               EXECUTIVE OFFICERS
 THE FOLLOWING IS INFORMATION CONCERNING THE EXECUTIVE OFFICERS OF THE COMPANY.

                                     HAS SERVED
                                    AS AN OFFICER
OFFICERS OF THE COMPANY    AGE          SINCE                      BUSINESS BACKGROUND
-----------------------  --------   -------------   --------------------------------------------------
BRUCE W. MARLOW             51          2000        Chief Executive Officer, President and Chief
                                                    Operating Officer. Prior to joining the Company in
                                                    February 2000, Mr. Marlow was employed by Allstate
                                                    Corporation, since 1999, as Senior Vice President
                                                    and President of its Independent Agency Markets
                                                    subsidiary. Previously, he served Progressive
                                                    Corporation from 1978-96, holding various
                                                    positions including Chief Operating Officer. His
                                                    voluntary resignation from Progressive included an
                                                    agreement with an anti-competition clause whereby
                                                    he agreed to pursue for three years opportunities
                                                    outside of the auto insurance business.
RICHARD A. ANDRE            50          1988        Vice President, Human Resources. Before joining
                                                    the Company in 1988, Mr. Andre was with Fidelity
                                                    National Title Insurance Company. Prior to that
                                                    time, he was with Safeco Corporation where he held
                                                    a variety of positions including Vice President of
                                                    Personnel for Safeco Title Insurance Company.
MICHAEL J. CASSANEGO        49          1999        Senior Vice President, General Counsel and
                                                    Secretary. Mr. Cassanego joined the Company in
                                                    March of 1999. He previously was Vice President
                                                    and Deputy General Counsel for Fremont
                                                    Compensation Insurance Group, which he joined upon
                                                    Fremont's acquisition of Industrial Indemnity
                                                    Company in 1997. Mr. Cassanego was employed for 21
                                                    years with Industrial Indemnity Company, serving
                                                    in several positions including Senior Vice
                                                    President, Secretary and General Counsel.
MARGARET CHANG              62          1982        Treasurer and Assistant Secretary. Ms. Chang has
                                                    been employed by the Company since 1966 serving in
                                                    various capacities with accounting
                                                    responsibilities prior to being elected Treasurer
                                                    and Assistant Secretary in 1982.
RICHARD A. DINON            55          1986        Senior Vice President, Corporate Relations.
                                                    Mr. Dinon joined the Company in 1983 as a manager
                                                    of training. He later was named Assistant Vice
                                                    President in Corporate Relations and was elected
                                                    to the position of Vice President, Corporate
                                                    Relations in 1986. He has served as Senior Vice
                                                    President since 1990.

                                     HAS SERVED
                                    AS AN OFFICER
OFFICERS OF THE COMPANY    AGE          SINCE                      BUSINESS BACKGROUND
-----------------------  --------   -------------   --------------------------------------------------
MICHAEL T. FARRELL          51          1997        Vice President and Chief Information Officer.
                                                    Mr. Farrell joined the Company in 1997. He was
                                                    Vice President of Information Services for
                                                    National Computer Systems, Inc. from 1993 to 1997.
                                                    Previously, Mr. Farrell was employed for 19 years
                                                    with General Mills, Inc. in various information
                                                    services capacities.
RICHARD L. HILL             47          1993        Vice President, Corporate Relations. Mr. Hill
                                                    joined the Company in 1977, serving in numerous
                                                    technical, administrative and management
                                                    positions. He was previously an Assistant Vice
                                                    President in Claims and in Corporate Relations.
JOHN M. LORENTZ             47          1996        Controller. Mr. Lorentz joined the Company in
                                                    1996. He was previously employed by Transamerica
                                                    Financial Services as Vice President and
                                                    Controller in 1995 and 1996 and as Assistant
                                                    Controller from 1990 to 1995.
JOSEPH J. PRATT             51          1995        Vice President and Chief Actuary. Mr. Pratt joined
                                                    the Company in 1995. He was an actuary with
                                                    Farmers Insurance Group from June 1994 to October
                                                    1995. He also served as Vice President and Actuary
                                                    for Transamerica Insurance Group from 1988 to
                                                    1994.
RICKARD F. SCHUTT           52          1992        Vice President, Operations. Mr. Schutt joined the
                                                    Company in 1982 as Underwriting Manager and was
                                                    promoted to Assistant Vice President in 1986. He
                                                    served as Vice President of Underwriting from 1992
                                                    until 1995, when he assumed responsibility for
                                                    Operations.
CAREN L. SILVESTRI          46          2000        Vice President and Product Manager. Ms. Silvestri
                                                    joined the Company in 1982, serving in various
                                                    positions in Marketing, Operations and
                                                    Underwriting. She has over 20 years experience in
                                                    the insurance industry.
DEAN E. STARK               46          1993        Vice President, Claims. Mr. Stark joined the
                                                    Company in 1979, serving in numerous claim
                                                    positions including Assistant Vice President. He
                                                    has over 20 years of experience in the insurance
                                                    industry.
ROBERT B. TSCHUDY           51          1995        Senior Vice President and Chief Financial Officer.
                                                    Mr. Tschudy joined the Company in 1995.
                                                    Previously, he was with Ernst & Young LLP for over
                                                    20 years, including nine years as a partner in its
                                                    Los Angeles office.

Each executive officer serves at the pleasure of the Board of Directors. Every person chosen by the Board of Directors to be an executive officer is listed above.

William L. Mellick, Chief Executive Officer and President, and Paul F. Farber, Chief Operating Officer and Executive Vice President, resigned their positions with the Company, effective February 4 and March 17, 2000, respectively.

                   BOARD OF DIRECTORS AND COMMITTEE MEETINGS

    The business of the Company is managed under the direction of the Board of Directors. The Board meets on a regularly scheduled basis during the year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. The Board of Directors met four times during 1999. Each Board member participated in at least 75% of the meetings of the Board and Committees of the Board on which he or she served.

    The Board of Directors has standing audit and compensation committees, identified below. The Company does not have a standing nominating committee. The functions of a nominating committee are performed by the Board as a whole.

    AUDIT COMMITTEE. The Audit Committee, which met three times during 1999, recommends to the Board of Directors the appointment of the firm selected to be independent auditors for the Company, reviews the Company's procedures and accounting objectives, reviews and approves the findings and reports of the independent auditors, and makes recommendations and reports to the Board of Directors as it deems appropriate. Current members of the Committee are John B. De Nault, III, R. Scott Foster and Gregory M. Shepard.

    COMPENSATION COMMITTEE. The Compensation Committee met once last year. The Compensation Committee reviews and approves compensation policies, except those related to equities, and makes recommendations regarding executive compensation to the Board of Directors. No member of the Committee is a former or current officer or employee of the Company or any of its subsidiaries. Current members of the Committee are Robert M. Sandler, William N. Dooley, R. Scott Foster, James P. Miscoll and Gregory M. Shepard.

    EQUITY BASED COMPENSATION COMMITTEE. The Equity Based Compensation Committee was formed in November 1998 and met once last year. The Committee reviews and approves equity-based compensation policies and makes recommendations regarding equity-based compensation to the Board of Directors. No member of the Committee is a former or current officer or employee of the Company or any of its subsidiaries. Members of the Committee are John B. De Nault, III, R. Scott Foster and Gregory M. Shepard.

                           COMPENSATION OF DIRECTORS

    For 1999, each outside director of the Company received an annual remuneration of $15,000. All directors received $1,250 for each attended meeting of the Board of Directors. In addition, each committee member received $1,250 for each attended meeting of a committee, if otherwise entitled. No director is entitled to more than $1,250 for any calendar day, regardless of the number of meetings attended on that day. Under the Company's 1995 Stock Option Plan, nonemployee directors receive an option to purchase 4,000 shares of the Company's common stock on the day of each Annual Meeting of Shareholders or the date on which the individual initially becomes a director. The options have an exercise price equal to the fair market value of the underlying shares subject to the option on the date of grant and become exercisable one year after the date of grant.

    Ms. Gillespie is a partner in the law firm of Barger & Wolen who rendered services, currently not exceeding 5% of its gross revenues, to the Company.

                       BENEFICIAL OWNERSHIP OF SECURITIES
                             PRINCIPAL SHAREHOLDERS

    The following table lists the beneficial ownership of each person or group who owned as of March 31, 2000, to the Company's knowledge, more than five percent of any class of its outstanding voting securities.

                                                                                   AMOUNT AND
                                                                                   NATURE OF
                                                                                   BENEFICIAL   PERCENT OF
   TITLE OF CLASS                 NAME AND ADDRESS OF BENEFICIAL OWNER             OWNERSHIP      CLASS
   --------------       ---------------------------------------------------------  ----------   ----------
Common                  AMERICAN INTERNATIONAL GROUP, INC.                         53,013,920      62.1%
                        Through its subsidiaries,
                        American Home Assurance Company,
                        Commerce & Industry Insurance Company,
                        National Union Fire Insurance Company of Pittsburgh, Pa.
                        and New Hampshire Insurance Company
                        70 Pine Street
                        New York, NY 10270

Common                  AMERICAN UNION INSURANCE COMPANY                            5,505,100       6.4%
                        303 East Washington Street
                        Bloomington, IL 61701

                              MANAGEMENT OWNERSHIP

    The following table summarizes the ownership of equity securities of 21st Century Insurance Group and affiliated company, which may be considered by the Security Exchange Commission to be its parent, by the directors, the Company's Chief Executive Officer, the four other highest paid executive officers, and the directors and officers as a group.

                                                         EQUITY SECURITIES OF 21ST CENTURY INSURANCE GROUP AND ITS
                                                                         PARENT OWNED BENEFICIARY
                                                  -----------------------------------------------------------------------
                                                   21ST CENTURY INSURANCE
                                                           GROUP                                 AIG
                                                  ------------------------              ----------------------
                                                    AMOUNT AND NATURE OF     PERCENT     AMOUNT AND NATURE OF    PERCENT
TITLE OF            NAME OF BENEFICIAL            BENEFICIAL OWNERSHIP (1)      OF       BENEFICIAL OWNERSHIP       OF
 CLASS                     OWNER                    AS OF MARCH 31, 2000      CLASS      AS OF MARCH 13, 2000     CLASS
--------   -------------------------------------  ------------------------   --------   ----------------------   --------
Common     Robert M. Sandler                                16,000(2)            *             301,916              *
Common     John B. De Nault, III                         1,589,700(2)          1.9%               0                 *
Common     William N. Dooley                                 8,000(3)            *              39,248              *
Common     R. Scott Foster                                  58,080(2)            *               300                *
Common     Roxani M. Gillespie                               8,000(3)            *               400                *
Common     James P. Miscoll                                 10,000(3)            *              5,346               *
Common     Gregory M. Shepard                            5,521,180(2)(4)       6.5%               0                 *
Common     Howard I. Smith                                  16,000(2)            *             252,162              *
Common     Bruce W. Marlow                                  32,990               *                0                 *
Common     William L. Mellick                              237,210(5)            *               152                *
Common     Paul F. Farber                                  119,888(6)            *               235                *
Common     Robert B. Tschudy                               122,819(7)            *               152                *
Common     Richard A. Dinon                                109,414(8)            *               152                *
Common     Richard A. Andre                                 60,650(9)            *                58                *

Common     All Directors and Officers as a Group         8,467,066(10)         9.9%            602,230              *
           (24 individuals)

------------------------

 *   Less than 1%

 (1) Under the rules of the Securities and Exchange Commission (the "SEC"), a person is deemed to be a beneficial owner of a security if he or she has or shares the power to vote or to direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days, as well as any securities owned by such person's spouse, children or relatives living in the same household. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities.

 (2) Includes 16,000 shares issuable upon exercise of stock options exercisable within 60 days of the date of this Proxy Statement.

 (3) Includes 8,000 shares issuable upon exercise of stock options exercisable within 60 days of the date of this Proxy Statement.

 (4) Mr. Shepard is Chairman of the Board and President of Direct Auto Insurance Company and its subsidiary, American Union Life Insurance Company, which together own 5,505,100 shares. Includes 80 shares owned by his son as to which Mr. Shepard has sole voting power.

 (5) Includes 170,000 shares issuable upon exercise of stock options exercisable within 60 days of this Proxy Statement.

 (6) Includes 86,166 shares issuable upon exercise of stock options exercisable within 60 days of this Proxy Statement.

 (7) Includes 103,000 shares issuable upon exercise of stock options exercisable within 60 days of this Proxy Statement.

 (8) Includes 79,166 shares issuable upon exercise of stock options exercisable within 60 days of this Proxy Statement.

 (9) Includes 46,000 shares issuable upon exercise of stock options exercisable within 60 days of this Proxy Statement.

 (10) Includes 958,265 shares issuable upon exercise of stock options exercisable within 60 days of this proxy statement.

                             EXECUTIVE COMPENSATION
                           SUMMARY COMPENSATION TABLE

    The following table sets forth certain information regarding compensation paid during each of the Company's last three years to the Company's Chief Executive Officer, and each of the Company's four other most highly compensated executive officers (the "Named Executives"), based on salary and bonus earned during 1999.

                                                                                          LONG TERM
                                             ANNUAL COMPENSATION                       COMPENSATION (4)
                                    -------------------------------------   --------------------------------------
                                                                                    AWARDS
                                                                            -----------------------
                                                                            RESTRICTED   SECURITIES
                                                             OTHER ANNUAL     STOCK      UNDERLYING    ALL OTHER
       NAME AND                      SALARY        BONUS     COMPENSATION     AWARDS      OPTIONS     COMPENSATION
  PRINCIPAL POSITION       YEAR       ($)           ($)         ($)(2)        ($)(5)       (#)(6)        ($)(7)
-----------------------  --------   --------      --------   ------------   ----------   ----------   ------------
William L. Mellick (1)     1999     655,000       250,000       20,875        -0 -         60,000        45,810
CEO, President, Vice       1998     612,500       250,000       20,500        -0 -         50,000        45,300
Chairman and Director      1997     505,000       150,000       20,500       500,000       60,000        34,876
Paul F. Farber (3)         1999     283,345       105,000       15,500        -0 -         27,500        19,191
Executive Vice
  President                1998     228,000       104,000       15,500        -0 -         22,000        21,054
COO                        1997     203,000        78,000       15,500        -0 -         35,000        13,913
Robert B. Tschudy          1999     286,000        90,000       15,500        -0 -         24,000        19,678
Senior Vice President      1998     267,000        87,000       15,500        -0 -         20,000        14,981
CFO                        1997     249,500        67,000       15,500        -0 -         35,000        14,888
Richard A. Dinon           1999     207,000        55,000       15,500        -0 -         20,000        15,672
Senior Vice President      1998     194,000        53,000       15,500        -0 -         17,500        14,102
Corporate Relations        1997     181,500        45,000       15,500       181,500       30,000        13,181
Richard A. Andre           1999     194,100        40,000       14,500       194,100       12,000        12,210
Vice President             1998     183,875        45,900       13,933        -0 -         12,000        10,951
Human Resources            1997     173,875        38,000       13,700        -0 -         20,000         9,814

--------------------------

(1) Includes fees for attending meetings of the Board of Directors. William L. Mellick resigned his positions with the Company, effective February 4, 2000. Bruce W. Marlow assumed the position of Vice Chairman, CEO, President and Director effective February 9, 2000.

(2)  Company-owned automobile allowance.

(3)  Paul F. Farber resigned his positions with the Company on March 17, 2000.

(4) During 1999, there were no awards of Stock Appreciation Rights ("SARs"), nor were there any Long-Term Incentive Plan ("LTIP") payouts.

(5) Restricted Stock awards are for a five-year period, vesting at 20% per year. During the restriction period, participants are entitled to receive dividends on and may vote for the shares. The following table sets forth the restricted stock award information and the vesting schedule for the Named Executives.

                                                                                      PRESENT VALUE
                         DATE      SHARES      AWARD      SHARES    BALANCE AS        AS OF 12/31/99
                       AWARDED    AWARDED      VALUE      VESTED    OF 12/31/99   FMV $19 5/16 PER SHARE
                       --------   --------   ---------   --------   -----------   ----------------------
William L. Mellick       --         --          --         --           -0 -                 -0 -
Paul F. Farber           --         --          --         --           -0 -                 -0 -
Robert B. Tschudy        --         --          --         --           -0 -                 -0 -
Richard A. Dinon         --         --          --         --           -0 -                 -0 -
Richard A. Andre       5/25/99     10,745    $194,100      --         10,745             $207,518

(6) Represents the number of shares of the Company's common stock for which options were granted under the Company's 1995 Stock Option Plan.

(7) Includes the following other compensation for each Named Executive for 1999.

    (a)  Imputed income of group term life in excess of $50,000.

    (b) Deferred employer's contribution to the Company's qualified 401(k) Plan and supplemental 401(k) Plan.

                                                                      1999
                                                (A)        (B)        TOTAL
                                              --------   --------   ---------
William L. Mellick..........................  $ 5,310    $40,500    $ 45,810
Paul F. Farber..............................    1,761     17,430      19,191
Robert B. Tschudy...........................    2,893     16,785      19,678
Richard A. Dinon............................    3,972     11,700      15,672
Richard A. Andre............................    1,410     10,800      12,210
                                              -------    -------    --------
                                              $15,346    $97,215    $112,561
                                              =======    =======    ========

                      OPTION GRANTS AND EXERCISES IN 1999

    The following table sets forth as to each of the Named Executives information with respect to options granted for the year ended December 31, 1999 and the present value of the options on the date of grant.

                                PERCENT OF
                   NUMBER OF   TOTAL OPTIONS     EXERCISE
                    OPTIONS     GRANTED TO          OR                       GRANT DATE
                    GRANTED      EMPLOYEES      BASE PRICE     EXPIRATION   PRESENT VALUE
      NAME            (1)         IN 1999       ($/SH) (1)        DATE          $(2)
-----------------  ---------   -------------   -------------   ----------   -------------
William L.
Mellick             60,000         10.64%      $ 17 13/16        5/25/09       $241,800

Paul F. Farber      27,500          4.88%      $ 17 13/16        5/25/09        110,825

Robert B. Tschudy   24,000          4.26%      $ 17 13/16        5/25/09         96,720

Richard A. Dinon    20,000          3.55%      $ 17 13/16        5/25/09         80,600

Richard A. Andre    12,000          2.13%      $ 17 13/16        5/25/09         48,360

------------------------

(1) Options were granted to the Named Executives on May 25, 1999. The exercise price is equal to the closing price of $17 13/16 of the Company's common stock on the business day immediately preceding the date of grant, as reported in the Wall Street Journal, Western Edition. These options vest in three equal annual installments beginning May 25, 2000.

(2) Present value was calculated using the Black-Scholes option pricing model valued at 4.03. Use of this model should not be viewed in any way as a forecast of the future performance of the Company's common stock, which will be determined by future events and unknown factors. The estimated values under the Black-Scholes model are based upon certain assumptions as to variables, including expected stock price volatility of .23, an annual interest rate of 5.48 %, a dividend yield of 3.59 % for the options granted on May 25, 1999 and an expected term of eight (8) years.

                        DECEMBER 31, 1999 OPTION VALUES

    The following table provides information as to the value of options held by each of the Named Executives at December 31, 1999. No options were exercised by the Named Executives during 1999 except by Paul F. Farber and Richard A. Andre.

    AGGREGATED OPTION EXERCISES DURING THE YEAR ENDED DECEMBER 31, 1999 AND
                        DECEMBER 31, 1999 OPTION VALUES

                                                             NUMBER OF               VALUE OF UNEXERCISED
                                                       SECURITIES UNDERLYING         IN-THE-MONEY OPTIONS
                                                        UNEXERCISED OPTIONS          AT DECEMBER 31, 1999
                                                     AT DECEMBER 31, 1999 (#)               ($)(1)
                   SHARES ACQUIRED      VALUE       ---------------------------   ---------------------------
      NAME         ON EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-----------------  ---------------   ------------   -----------   -------------   -----------   -------------
William L.             --                --           150,000         60,000        $153,140       $90,000
Mellick
Paul F. Farber          4,000           $26,000        77,000         27,500        $ 48,835       $41,250
Robert B. Tschudy      --                --            95,000         24,000        $151,030       $36,000
Richard A. Dinon       --                --            72,500         20,000        $ 97,822       $30,000
Richard A. Andre        5,000           $41,250        42,000         12,000        $  8,440       $18,000

------------------------

(1) In accordance with proxy statement reporting requirements, values of both exercisable and unexercisable options are based on the difference between the exercise price of each option and $19.313, the closing price of the Company's common stock on December 31, 1999, as reported in The Wall Street Journal, Western Edition.

                        COMPENSATION COMMITTEE REPORT ON
                       EXECUTIVE MANAGEMENT COMPENSATION

    The Compensation Committee, consisting of nonemployee directors Robert M. Sandler, William N. Dooley, R. Scott Foster, James P. Miscoll and Gregory M. Shepard, has furnished the following report on executive compensation:

                          GENERAL COMPENSATION POLICY

    The Board of Directors' fundamental policy has been to offer the Company's executive officers competitive compensation opportunities based in large part upon their contributions to the success of the Company, and upon their personal performance. The Company believes in compensating its executives for demonstrated and sustained levels of performance in their individual jobs. The achievement of higher levels of performance and contribution is rewarded by higher levels of compensation. Each individual officer's compensation package is comprised of three elements: (i) base salary, perquisites and other personal benefits designed principally to be competitive with relevant compensation levels in the industry, (ii) annual variable performance awards paid in cash, based upon subjective evaluation of individual performance not tied to specific company performance goals and (iii) long-term stock awards and stock option grants which strengthen the mutuality of interest between executive officers and the Company's shareholders.

    Some of the more important factors, which the Board considered in establishing the components of each executive officer's compensation package for the 1999 fiscal year, are summarized below.

    BASE SALARY. Base salary for each officer is set subjectively, after reviewing personal performance, internal comparability considerations and salary levels in effect for comparable positions in the market place. The Company uses salary survey information to assign a salary grade range to each position, including executive officers. Salary range midpoints are targeted at the 50th percentile of like business enterprises in the same geographic area, if possible.

    Salary recommendations for the year were based in part upon salary survey information published by the National Association of Independent Insurers, SNL Executive Compensation Review for Insurance Companies, and Sibson & Company. The Committee believes that information provided by these groups presents a broadly based cross-section of insurance company compensation practices. Individual salary adjustments for executive officers were based upon analysis of base salary levels, effectiveness of performance, changes in job responsibilities and a subjective assessment of their personal contributions to the effectiveness of the organization as a whole. All of the factors enumerated were applied in a subjective, non-quantitative manner to establish an executive officer's base salary. The peer group examined when establishing these compensation levels is different from the industry group utilized in the Stockholder Return Performance Graph shown on page 16.

    ANNUAL CASH INCENTIVE COMPENSATION. Bonuses were paid to Chief Executive Officer William L. Mellick and other executive officers for the 1999 fiscal year based upon subjective evaluation of Company performance relative to key issues impacting profitability, development of corporate surplus and enhancement of marketplace competitiveness. At the end of the year, a bonus pool was established for executive officers other than the Chief Executive Officer. Thereafter, the Company determined individual executive officer bonuses based upon that officer's performance and contributions measured subjectively.

    LONG-TERM EQUITY INCENTIVE COMPENSATION. Restricted Shares Awards are currently granted to executive officers through the Equity Based Compensation Committee with approval by the Board of Directors, consistent with a policy designed to align the interests of executive officers with those of the shareholders. The grants provide the executives with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company. The number of shares subject to each grant is based on the officer's salary level on the grant date, as reflected in Restricted Shares Plan guidelines. Prior awards are not considered when a new grant is awarded. A grant of stock generally vests at 20 percent per year, provided the officer continues his or her employment with the Company.

    In 1995 the Compensation Committee concluded that a stock option plan would improve the linkage between shareholder value and executive compensation. Upon this Committee's recommendation, the Board of Directors adopted the 1995 Stock Option Plan. Shareholders approved the plan and an amendment thereto at the 1995 and 1997 Annual Meetings. Executives and key employees are eligible to receive stock options from time to time, giving them the right to purchase shares of the Company's common stock at a specified price in the future. The Plan is currently administered by the Equity Based Compensation Committee, which has authority to select optionees and to determine the number of shares granted to them.

    CEO COMPENSATION. William L. Mellick's base salary was established by the Board of Directors upon recommendation of the Compensation Committee, and took into account the fact that he held the offices of Chief Executive Officer and President. In 1999, Mr. Mellick was awarded 60,000 stock options under the 1995 Stock Option Plan. Mr. Mellick was awarded a cash bonus of $250,000 for services rendered in 1999 based upon an evaluation by the Compensation Committee of Mr. Mellick's 1999 performance. In addition to subjective factors, the factors considered for both salary and bonus consideration included the Company's overall underwriting performance as measured by its combined ratio.

    The Compensation Committee's recommendations as outlined in this report have been submitted to, reviewed and approved by the Board of Directors.

    The Company has reviewed Section 162(m) of the Internal Revenue Code which generally limits the deduction of compensation paid to a company's chief executive officer and each of the other four highest compensated executive officers to $1,000,000 for each individual, with certain exceptions. The Company's deductions for compensation paid during 1999 were not limited by
Section 162(m). None of the compensation deduction attributable to stock options granted by the Company is limited by this section, but compensation deductions attributable to restricted stock grants, generally equaling the fair market value of the underlying stock on the date of vesting, do not qualify as an exception. The deductibility of compensation attributable to restricted stock grants or other forms of compensation paid by the Company may be limited in the future. While the Compensation Committee considers Section 162(m) in evaluating compensation of executive officers, it is only one of several factors considered in arriving at a compensation package.

                                              Submitted by the Compensation
                                                        Committee.

                                                    Robert M. Sandler
                                                    William N. Dooley
                                                     R. Scott Foster
                                                     James P. Miscoll
                                                    Gregory M. Shepard

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

    As indicated above, the Company's Compensation Committee consists of Robert
M. Sandler, William N. Dooley, R. Scott Foster, James P. Miscoll and Gregory M. Shepard. No Committee member is or was an officer or employee of the Company or any of its subsidiaries.

    William L. Mellick, Vice Chairman, Director, Chief Executive Officer, and President also participated in deliberations concerning executive officers' compensation during 1999, other than his own. Mr. Mellick had been an officer of the Company since 1979, Chief Executive Officer since March 1, 1995 and a director since May 23, 1995. Mr. Mellick resigned the positions mentioned above, effective February 4, 2000.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

    Set forth below is a line graph comparing the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the Standard & Poor's 500 Stock Index and the Standard & Poor's Property & Casualty Insurance Index for the period of five years commencing December 31, 1994 and ending December 31, 1999. The graph and table assume that $100 was invested on December 31, 1994 in each of the Company's Common Stock, the Standard & Poor's 500 Stock Index and the Standard & Poor's Property & Casualty Insurance Index, and that all dividends were reinvested. This data was furnished by Research Data Group, Inc.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
             AMONG 21ST CENTURY INSURANCE GROUP, THE S&P 500 INDEX
                 AND THE S&P PROPERTY-CASUALTY INSURANCE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      21ST CENTURY (TW)  S&P 500  S&P P&C
1994               $100     $100     $100
1995               $189     $138     $135
1996               $161     $169     $165
1997               $251     $226     $239
1998               $229     $290     $223
1999               $197     $351     $166

                                RETIREMENT PLANS

PENSION PLAN

    The Company's Pension Plan is a noncontributory defined benefit plan for all regular employees under which normal retirement is at age 65 and early retirement can be elected by any participant who has reached age 55 and has at least 10 years of service. The plan, subject to certain maximum and minimum provisions, bases pension benefits on an employee's career average compensation and length of service. The annual pension benefit payable upon normal retirement is equal to the sum of the accruals for each year a participant was in the plan.

    At retirement, the participant has various life and contingent annuity payment elections. For purposes of this plan, compensation includes base annual salary plus overtime and bonuses. These pension benefits serve as an offset in calculating benefits for participants under the Supplemental Executive Retirement Plan.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

    Employees nominated by the Chief Executive Officer and approved by the Board of Directors are eligible to participate in the Supplemental Executive Retirement Plan. The plan is a nonqualified defined benefit plan under which normal retirement is age 65 with at least 5 years of service, and early retirement can be elected by any participant who has reached age 55 with at least 10 years of service. The annual retirement benefit payable for 15 years is equal to 60% of the participant's final average compensation during the three years preceding retirement, reduced by the participant's benefit under the Pension Plan and 50% of the participant's social security benefit.

PENSION SUPPLEMENTAL PLAN AND 401(k) SUPPLEMENTAL PLAN

    Effective January 1, 1996, the Company adopted the Pension Supplemental Plan and the 401(k) Supplemental Plan. Each is a non-qualified deferred compensation plan designed for certain executives and key employees of the Company whose benefits under the Company's qualified Pension and 401(k) Plans have been limited by certain provisions of the Internal Revenue Code (the "Code").

    The Pension Supplemental Plan provides a benefit equal to the difference between the pension that would be payable under the Pension Plan, absent the Code's limitations upon compensation considered in calculating pension benefits, and the actual benefits payable subject to those limitations. If a participant in this plan is also entitled to receive benefits under the Supplemental Executive Retirement Plan, the Pension Supplemental Plan benefits will be reduced accordingly.

    The 401(k) Supplemental Plan permits certain executives and key employees to defer an amount of current compensation which, in addition to amounts actually contributed to the 401(k) Plan, allows the participant to defer the full amount of contributions that could have been deferred under the 401(k) Plan without regard to limitations which the Code places on contributions and eligible compensation. To the extent that such limitations preclude a participant's account from receiving matching contributions under the 401(k) Plan, the participant will receive a like amount of matching contributions under the 401(k) Supplemental Plan.

    The table below sets forth the benefit payable for 15 years after retirement from the Pension Plan, Supplemental Executive Retirement Plan, the Pension Supplemental Plan, and one half of the Social Security benefit (assuming the recipient is entitled to the age 65 Social Security benefit).

                    NUMBER OF YEARS OF SERVICE
FINAL AVERAGE   ----------------------------------
COMPENSATION        5          10       15 OR MORE
-------------   ---------   ---------   ----------
  $150,000      $ 45,000    $ 67,500     $ 90,000
   200,000        60,000      90,000      120,000
   250,000        75,000     112,500      150,000
   300,000        90,000     135,000      180,000
   350,000       105,000     157,500      210,000
   400,000       120,000     180,000      240,000
   450,000       135,000     202,500      270,000
   500,000       150,000     225,000      300,000
   550,000       165,000     247,500      330,000
   600,000       180,000     270,000      360,000
   650,000       195,000     292,500      390,000

    Any deduction for Social Security or other offset has already been taken into account.

    As set forth above, compensation used in calculating the Pension, Supplemental Executive Retirement Plan and Pension Supplemental retirement benefit includes annual base salary, overtime and bonuses and will approximate and fall within 10% of the total of 1997 through 1999 salary and bonus amounts shown in the Summary Compensation Table for the listed individuals.

    The credited years for the Named Executives in the Summary Compensation Table are William L. Mellick -- 20 years; Paul F. Farber -- 15 years; Robert B. Tschudy -- 4 years; Richard A. Dinon -- 16 years; and Richard A. Andre -- 11 years.

                             RESTRICTED SHARES PLAN

    The shareholders at their meeting held on May 23, 1982 approved the 21st Century Insurance Group Restricted Shares Plan. Pursuant to the Plan, the Board of Directors established a committee of its members currently entitled the Equity Based Compensation Committee (the "Committee") to designate the participants in the Plan, the amount of benefits thereunder, and to otherwise administer the Plan. Members of the Committee are not eligible for benefits under the Plan. Designation of an employee for benefits under the Restricted Shares Plan does not necessarily entitle the employee to benefits under any other Company benefit plan.

    In general, the shares granted are restricted for a period of five years, vesting at the rate of 20% per year. If the employment of the participant is terminated within the five-year period, all shares not then vested are forfeited. Any shares forfeited may be regranted to an existing participant or any other employee eligible to be designated as a participant. During the restricted period, a participant has the right to receive dividends and the right to vote the shares.

    The Plan does not create any right of any employee or class of employees to receive a grant, nor does it create in any employee or class of employees any right with respect to continuation of employment by the Company.

                               STOCK OPTION PLAN

    In 1995, the Company's shareholders approved the Company's 1995 Stock Option Plan in order to enable the Company to attract, retain and motivate key employees and nonemployee directors and to further align their interests with those of the Company's shareholders by providing for or increasing their proprietary interest in the Company. The Stock Option Plan is administered by a committee comprised of disinterested members of the Board of Directors. The committee has the authority to select persons to be granted options and to determine exercise prices, vesting schedules and other provisions not inconsistent with the provisions of the Stock Option Plan.

    Each option gives a grantee the right to purchase shares of the Company's common stock at a specified price in the future. Shares vest at fixed numbers of shares per year over varying future periods. The Stock Option Plan provides that on the day of an annual meeting of shareholders of the Company each nonemployee director will be granted an option to purchase 4,000 shares of the Company's common stock. Nonemployee director options have an exercise price equal to the fair market value of the underlying shares subject to the option on the date of grant and become exercisable one year after the date of grant.

                            EXECUTIVE SEVERANCE PLAN

    The Company has enacted an Executive Severance Plan covering each of its executive officers. If an officer is terminated for reasons other than death, long-term disability, or good cause within a three-year period following a change of control of the Company, or if the officer resigns after significant adverse changes in his authority, duties, compensation, benefits or geographical location, then the officer is entitled to a lump sum severance payment of one to three times his or her current annual salary and most recent cash bonus. Junior officers could receive one year of severance payments; senior officers, two years; and the Chief Executive Officer, three years; with all severance payments limited to the amount deductible to the Company under the provisions of Internal Revenue Code Section 280G.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based solely on a review of reports furnished to the Company and written representations that no other reports were required during the 1999 fiscal year, all Section 16(a) filing requirements were complied with in a timely manner.

                              INDEPENDENT AUDITORS
                                  (PROPOSAL 2)

    The Board of Directors has approved a resolution retaining Ernst & Young LLP as its independent auditors for 2000. Ernst & Young LLP has audited the Company's financial statements since 1991. The appointment was recommended by the Audit Committee. It is intended that unless otherwise directed by the shareholders, proxies will be voted for the ratification of this appointment.

    Representatives of Ernst & Young LLP are expected to be present at the annual meeting to make a statement, if they desire, and to be available to respond to appropriate questions.

                 SHAREHOLDER PROPOSAL AND SUPPORTING STATEMENT
                                  (PROPOSAL 3)
                             "SHAREHOLDER PROPOSAL

    Gregory M. Shepard, a Director of the Company since 1995, c/o American Union Insurance Company, 303 East Washington Street, Bloomington, Illinois 61701, who beneficially owns 5,505,100 shares of common stock of the Company, submitted the following proposal:

    Resolved, that the shareholders of 21st Century Insurance Group recommend that the Audit Committee of the board of directors immediately engage the services of a nationally recognized investment banking firm, with which the Company and its majority holder, American International Group, Inc. "AIG", have minimal current investment banking involvement, to explore all alternatives to enhance the value of the Company, including, but not limited to, the possible sale, merger of the Company, or premium tender share repurchase of a substantial amount of the stock of the Company, and for the board of directors to present to the shareholders a plan for maximizing shareholder value within three (3) months of the annual shareholders' meeting to be held in May 2000.

                              SUPPORTING STATEMENT

    In my opinion, the Company's performance has been disappointing, trailing the Standard and Poors 500 Stock Index over the five-year period beginning December 31, 1994 and ending December 31, 1999. $100 invested in the Company on December 31, 1994 was worth $197 on December 31, 1999; whereas $100 invested in the S&P 500 Stock Index would have been worth $347.

    Federal lawmakers have broadened the universe of potential acquirers of insurance companies like 21st Century. In my opinion, the Company's low cost distribution network makes it an acquisition candidate not just for larger expansion-minded insurance companies but for banks and other financial services players previously barred from cross-industry acquisitions. Repeal of the Glass-Steagall Act and its Depression era barriers separating the banking, insurance and securities industries should lead to new business combinations throughout the financial services industry.

    I believe that the Company's shares trade at a significant discount to their real value.

    At this important transitional time for the Company and the financial services industry, I believe that it is crucial that the board has the independence, focus and expertise that a nationally recognized investment banker can provide to ensure that all alternatives for enhancing shareholder value are explored.

    If other shareholders believe, as I do, that the value of the Company is not reflected in the current share price, then they should vote for the proposal to obtain the advice an independent investment banker can provide."

                      MANAGEMENT'S STATEMENT IN OPPOSITION

    The Board of Directors recommends a vote AGAINST this proposal.

    Contrary to the proponent's assertion, the Company has not under-performed over the past five years. Compared to peer companies operating similar businesses in similar markets, the performance of the Company's stock price has been admirable. The table below illustrates that the Company's price-to-book and price-to-earnings ratios have exceeded the ratios of the other companies within the Merrill Lynch Insurance Index (Personal).

                                                    PRICE TO 1999 REPORTED   PRICE TO BOOK VALUE AS OF
COMPANIES                                             EARNINGS PER SHARE         DECEMBER 31, 1999
---------                                           ----------------------   -------------------------
21st Century Insurance Group......................         19.3x                        2.2x
The Allstate Corporation..........................          7.1x                        1.1x
The Commerce Group, Inc...........................          8.9x                        1.4x
The Progressive Corporation.......................         18.5x                        1.9x
Mercury General Corporation.......................          9.1x                        1.3x*
Horace Mann Educators Corporation.................         18.3x                        2.0x
Average...........................................         12.4x                        1.6x

------------------------

 * The book value used to calculate the Price to Book Value as of December 31, 1999 is based on an estimate provided to Merrill Lynch by Mercury General Corporation.

    Indeed, the Company has handily outperformed the S&P Property and Casualty Insurance Index: $100 invested in the Company on December 31, 1994 would have been worth $197 on December 31, 1999; whereas $100 invested in the S&P Property and Casualty Insurance Index would have been worth $166. Moreover, the Company has substantially improved its position since reversals in the wake of the Northridge Earthquake of 1994, largely because of the investment of American International Group, Inc. ("AIG").

    The Board is fully aware of the business combinations occurring in the Company's industry. The Board -- whose membership includes shareholders with large stakes in the Company -- is also interested in, and fully committed to, maximizing shareholder value. In this regard, the Board regularly reviews the Company's strategic position and direction.

    The Board has carefully considered the foregoing proposal in light of the fact that the Company is being run profitably following a strategy agreed to by its majority shareholder and its stock has a superior valuation relative to other companies in the personal lines business. In that context, the Company believes that it is not appropriate or beneficial for it to initiate the expensive and disruptive process of engaging an investment banking firm, thereby creating uncertainty in the market, simply because certain investors are not satisfied with the price of the stock.

    Unfortunately, proposals of this type merely serve to take the Board's time and attention and the Company's resources away from what we all agree to be the primary goal: improving the Company's earnings and enhancing shareholder value.

                                 RECOMMENDATION

    The Board of Directors recommends that shareholders vote AGAINST the foregoing proposal. Proxies solicited by the Board of Directors will be so voted unless the shareholder giving the proxy specifies otherwise. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to adopt this shareholder proposal; however, AIG, the holder of 62.1% of the Company's common stock, has advised the Company that it intends to vote against the proposal. If AIG votes against the proposal, the proposal will not be adopted.

         SHAREHOLDERS PROPOSALS AT 2001 ANNUAL MEETING OF SHAREHOLDERS

    If a shareholder desires to present a proposal at the Annual Meeting of Shareholders of the Company for the year 2001 (scheduled to be held on May 22, 2001), such proposal must conform with all of the requirements of Rule 14a-8, paragraphs (a), (b), and (c) under the Securities Exchange Act of 1934, and must be received at the principal executive offices of the Company at 6301 Owensmouth Avenue, Woodland Hills, California 91367 no later than December 22, 2000.

                             ADDITIONAL INFORMATION

    The Annual Report to Shareholders for the year ended December 31, 1999 is being mailed to the shareholders separately from this Proxy Statement.

    THE COMPANY WILL PROVIDE WITHOUT CHARGE ON WRITTEN REQUEST A COPY OF 21ST CENTURY INSURANCE GROUP'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE REQUEST SHOULD BE DIRECTED TO THE CORPORATE RELATIONS DEPARTMENT OF 21ST CENTURY INSURANCE GROUP, 6301 OWENSMOUTH AVENUE, WOODLAND HILLS, CALIFORNIA 91367.

                                 OTHER BUSINESS

    The Company is unaware of any matter to be acted upon at the meeting by shareholder vote except the election of directors, the ratification of the appointment of independent auditors and the Shareholder Proposal requesting the retention of an investment banking firm. In the case of any matter properly coming before the meeting for shareholder vote, the proxyholders named in the proxy accompanying this statement shall vote shares held by them in accordance with their best judgment.

                                           ----------------------------------
                                            WHEN PROXY IS OKAYED PLEASE SIGN
                                                    & DATE IT ABOVE














                       PLEASE DATE, SIGN AND MAIL YOUR
                     PROXY CARD BACK AS SOON AS POSSIBLE!


                       ANNUAL MEETING OF SHAREHOLDERS
                        21ST CENTURY INSURANCE GROUP


                                MAY 23, 2000







           -- PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED --
------------------------------------------------------------------------------


A  / X /  PLEASE MARK YOUR
          VOTES AS IN THIS
              EXAMPLE.

                                   WITHHOLD
                                  AUTHORITY
                                to vote for
                                 all nominees                                                                 FOR  AGAINST  ABSTAIN
                      FOR       listed at right  NOMINEES: J. B. De Nault, III
                                                           W. N. Dooley          2. Proposal to ratify the    /  /   /  /     /  /
1.  Election of       /  /          /  /                   R. S. Foster, M.D.       appointment of Ernst &
    Directors                                              R. M. Gillespie          Young LLP as the
                                                           B. W. Marlow             independent auditors
FOR THE NOMINEES LISTED AT RIGHT WITH                      J. P. Miscoll            of the Company for 2000.
DISCRETIONARY AUTHORITY TO CUMULATE VOTES                  R. M. Sandler
EXCEPT AS MARKED TO THE CONTRARY BELOW.                    G. M. Shepard         3. To act upon a shareholder  /  /   /  /     /  /
                                                           H. I. Smith              proposal requesting TW to
                                                                                    retain an investment
(INSTRUCTION; TO WITHHOLD AUTHORITY TO VOTE                                         banking firm.
FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S
NAME IN THE SPACE PROVIDED BELOW.)                                               4. In their discretion, the Proxies are authorized
                                                                                    to vote upon such other business as may
                                                                                    properly come before the meeting.




                                                                                                 PLEASE CHECK THIS BOX IF YOU   /  /
                                                                                                 PLAN TO ATTEND THE MEETING.


                                                                                 THIS PROXY, WHEN PROPERLY EXECUTED WILL BE
                                                                                 VOTED IN THE MANNER DIRECTED HEREIN BY THE
                                                                                 UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS
                                                                                 MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS
                                                                                 1 AND 2 AND AGAINST PROPOSAL 3.

                                                                                 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                                                                                 CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


Signature(s)                                       Dated                , 2000
             -------------------------------------       ---------------

NOTE: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, or as executor, administrator, trustee or guardian, please so indicate. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                               ---------------------------------
                                                WHEN PROXY IS OKAYED PLEASE SIGN
                                                        & DATE IT ABOVE




                          21ST CENTURY INSURANCE GROUP
                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Robert M. Sandler, Howard I. Smith and Bruce W. Marlow as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this card, all the shares of common stock of 21st Century Insurance Group held of record by the undersigned on April 7, 2000 at the Annual Meeting of Shareholders to be held at the Marriott Hotel, 21850 Oxnard Street, Woodland Hills, California on May 23, 2000 at 10:00 a.m. or any adjournment thereof.


                 (CONTINUED AND TO BE SIGNED ON OTHER SIDE.)

                        ANNUAL MEETING OF SHAREHOLDERS OF

                          21ST CENTURY INSURANCE GROUP

                                  MAY 23, 2000

                            PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL
---------------
PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.


TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------
PLEASE CALL TOLL-FREE 1-800-PROXIES AND FOLLOW THE INSTRUCTIONS. HAVE YOUR CONTROL NUMBER AND THE PROXY CARD AVAILABLE WHEN YOU CALL.

TO VOTE BY INTERNET
-------------------
PLEASE ACCESS THE WEB PAGE AT "WWW.VOTEPROXY.COM" AND FOLLOW THE ON-SCREEN INSTRUCTIONS. HAVE YOUR CONTROL NUMBER AVAILABLE WHEN YOU ACCESS THE WEB PAGE.

                             ----------------------------
YOUR CONTROL NUMBER IS -->
                             ----------------------------




           -- PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED --
------------------------------------------------------------------------------


A  / X /  PLEASE MARK YOUR
          VOTES AS IN THIS
              EXAMPLE.

                                   WITHHOLD
                                  AUTHORITY
                                to vote for
                                 all nominees                                                                 FOR  AGAINST  ABSTAIN
                      FOR       listed at right  NOMINEES: J. B. De Nault, III
                                                           W. N. Dooley          2. Proposal to ratify the    /  /   /  /     /  /
1.  Election of      /  /          /  /                    R. S. Foster, M.D.       appointment of Ernst &
    Directors                                              R. M. Gillespie          Young LLP as the
                                                           B. W. Marlow             independent auditors
FOR THE NOMINEES LISTED AT RIGHT WITH                      J. P. Miscoll            of the Company for 2000.
DISCRETIONARY AUTHORITY TO CUMULATE VOTES                  R. M. Sandler
EXCEPT AS MARKED TO THE CONTRARY BELOW.                    G. M. Shepard         3. To act upon a shareholder  /  /   /  /     /  /
                                                           H. I. Smith              proposal requesting TW to
                                                                                    retain an investment
(INSTRUCTION; TO WITHHOLD AUTHORITY TO VOTE                                         banking firm.
FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S
NAME IN THE SPACE PROVIDED BELOW.)                                               4. In their discretion, the Proxies are authorized
                                                                                    to vote upon such other business as may
                                                                                    properly come before the meeting.




                                                                                                 PLEASE CHECK THIS BOX IF YOU   /  /
                                                                                                 PLAN TO ATTEND THE MEETING.


                                                                                 THIS PROXY, WHEN PROPERLY EXECUTED WILL BE
                                                                                 VOTED IN THE MANNER DIRECTED HEREIN BY THE
                                                                                 UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS
                                                                                 MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS
                                                                                 1 AND 2 AND AGAINST PROPOSAL 3.

                                                                                 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                                                                                 CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


Signature(s)                                       Dated                , 2000
             -------------------------------------       ---------------

NOTE: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, or as executor, administrator, trustee or guardian, please so indicate. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.